UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7383
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  August 31, 2008

Item 1. Reports to Stockholders.

Villere Balanced Fund

Annual Report > August 31, 2008

On the cover:
New Orleans is rebuilding, with sherbet-colored houses—in the Musicians’ Village and elsewhere—that maintain tradition while they incorporate new measures to make them as strong as the iron in the "horses" that grace their sidewalks.  Villere & Co. also draws on tradition and strength that come from managing the investments of individuals, families and non-profits since
1911.  Villere & Co. partners—two brothers, a son and a nephew—put generations of experience to work in the service of stability, innovation, teamwork and performance.  In a time of widespread uncertainty, these characteristics take on increasing importance.

Villere Balanced Fund

September 26, 2008

To Our Fellow Shareholders:

As of August 31, 2008, the Villere Balanced Fund had a one-year return of -9.28% that compares to the S&P 500 return of -11.14% and the Lipper Balanced Index return of -5.57%.  Our five-year return is 34.33% (6.08% annualized) that compares to the S&P 500, which improved 39.66% (6.91% annualized) and the Lipper Balanced Index that rose 36.81% (6.47% annualized).  Our cumulative return since inception (September 30, 1999) is 80.80% (6.86% on an annualized basis) which bested the S&P 500 that increased 15.90% (1.67% annualized).  Our fund also outperformed the Lipper Balanced Index, which returned 43.84% (4.16% annualized).  The Gross Expense Ratio for the fund is 1.19%.  Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Current performance data to the most recent month end may be obtained by visiting www.villere.com.

The volatility experienced by the markets at the opening of 2008 has accelerated. The drop in the S&P Financials Index has been the most precipitous of the S&P 500, falling over 37% in the 12 month period ending August 31, 2008.  The five-year return is -3.76% (-0.76%% annualized) and the cumulative return since the fund’s inception was 12.80% (1.35%% annualized).  Financials may continue to languish until the write-downs come to an end, and capital can be raised, which could take another quarter or two.  Once this happens, and dividends are adjusted, investors should have the ability to make rational decisions on valuations relative to yields, book value and price to earnings ratios.  We believe we have appropriate exposure to financials, despite their translucent valuations. The state of flux in the financial sector is exacerbated by the high price of oil as it cuts into consumer

Villere Balanced Fund

spending thus hurting the economy, and lifting inflation.  Oil has fallen dramatically from midsummer highs, comparable to a tax cut for the consumer.

We do not want to belabor the point, but the greatest fear today in the stock market remains the financial crisis.  We have seen institutions such as Bear Stearns, Lehman Brothers, Merrill Lynch, Fannie Mae, Freddie Mac, Washington Mutual and the largest insurance company in the world, AIG, feel the effects, decimating their valuations. The capital markets never expected the largest bank failure in U. S. history.

The government realized it must step in and provide AIG with $80 billion in bridge financing. Their debt is held almost as widely as Fannie Mae and Freddie Mac in money market funds, long considered safe havens.  Few money market funds in the $3.5 trillion industry have lost money since 1994, when Orange County, California, went bankrupt.  A number of money market funds own AIG debt in their portfolios.  Consumer confidence is at historic lows.

It is imperative that investors look forward rather than backward.  We continue to ask ourselves what will happen next and how will this impact our fund.  Our investment style is to buy equity in companies that we fully comprehend, and we have not owned stock in any of the aforementioned failing companies.  We have commented internally on the voluminous nature of the footnotes in the annual reports of many larger capitalization companies and the lack of transparency which hides off-balance sheet items.  Our discipline is to buy companies with little or no debt, strong cash flow, and a reasonable price to earnings ratio relative to their growth rate.  We are much more optimistic towards the market as the bottom is typically formed well before the "bad news" stops, and we look forward to our companies receiving the recognition we believe their stock prices deserve.

Our more rewarding investments were energy related in the past year.  Gulf Island Fabrication appreciated 21%.  We were certainly gratified to see this movement, but sold a portion of this position as it became over-valued when energy traders and hedge funds dominated the market and leveraged their positions.

Villere Balanced Fund

One of our recent disappointments has been EPIQ Systems.  We are dismayed by its underperformance, and believe it will be a success over the next 12 months.  EPIQ has software to facilitate customers through the bankruptcy process.  Their customers have been companies such as WorldCom, Enron, Adelphia, and they recently won the Lehman Brothers bankruptcy.  Fees paid EPIQ are based on a percentage of assets held in escrow by Bank of America during the Chapter 7 process.  As interest rates fell, compressing the spread, EPIQ’s portion of the fees shrank commensurately.  Large corporate bankruptcies have increased, numbering 25 in the fourth quarter of 2007, 45 in the first quarter of 2008, then 40 in the second quarter of 2008.  We believe the number of bankruptcies will accelerate which may help future earnings.

Our underperformance in the past twelve months was caused by a confluence of events. We elected to overweight the energy sector by having it represent 22% of our equities in August 2007. This served us well until June 30 when energy prices began to plummet. Commensurately our underweighting in finance which was 11% in August of 2007 proved fortuitous until that sector moved upwards in July 2008. We believe we have our assets properly allocated at present and have attempted to purchase securities that we view as representing both the best value and the most promise in their respective industries.

We have decreased our energy exposure and brought our financial and consumer concentration to an equal weighting with the S&P 500.  Our investment style includes significant due diligence on our equity investments, and financials are no exception.  We are confident in the intrinsic value of the financial institutions in our fund. Nonetheless, we take advantage of valuation anomalies exemplified by the recent elimination of short covering of financials; we sold our entire position of Hancock Bank as it had increased 17% in two trading sessions.  Since then it has dropped to a reasonable valuation, and we have noticed an enormous amount of insider selling.

We have stood by our fund’s objectives in seeking long-term capital growth.  We believe that in this turbulent market a balanced fund can be the preferred investment vehicle as it offers the stability of fixed income, and the opportunity for growth in equities.

Villere Balanced Fund

In conclusion, we are confident that our style of conducting extensive research on each company should allow us to succeed.  We continue to invest in companies that we feel have excellent managements and strong earning power, whose potential is yet to be recognized by the investing public.

Thank you for your investment in the Villere Balanced Fund.

St. Denis J. Villere	George G. Villere

George V. Young	St. Denis J. Villere III

Footnotes:

The opinions expressed above are those of St. Denis J. Villere, George G. Villere, George V. Young and St. Denis J. Villere III, and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the Schedule of Investments in the report for more complete information regarding fund holdings.  Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  Current and future portfolio holdings are subject to risk.

The Lipper Balanced Index is an equally weighted performance index of the largest qualifying funds in the Lipper Category.  The indices are unmanaged and returns include reinvested dividends.  The S&P 500 is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance.  The S&P Financials Index is a capitalization-weighted index representing 16% of the S&P 500. You cannot invest directly in an index.

Mutual fund investing involves risk; loss of principal is possible.  Investments in smaller companies involve additional risks such as limited liquidity and greater volatility.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.

Cash flow is defined as the revenues of a company minus expenses plus interest, taxes, depreciation, amortization.  P/E ratio, or price to earnings ratio, is defined as the price of a stock divided by its earnings per share. Book value is defined as the difference between assets and liabilities.

Villere Balanced Fund

SECTOR ALLOCATION at August 31, 2008 (Unaudited)

Sector Allocation	% of Net Assets

Consumer Discretionary	15.2%
Consumer Staples	1.6%
Energy	18.9%
Financials	22.9%
Health Care	10.3%
Industrials	8.8%
Information Technology	10.6%
Materials	7.3%
Telecommunications Services	0.8%
Money Market Fund	3.4%
Other Assets in Excess of Liabilities	0.2%
Net Assets	100.0%

EXPENSE EXAMPLE For the Six Months Ended August 31, 2008 (Unaudited)

As a shareholder of the Villere Balanced Fund (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/08 – 8/31/08).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions

Villere Balanced Fund

EXPENSE EXAMPLE For the Six Months Ended August 31, 2008 (Unaudited), Continued

and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 3/1/08	Value 8/31/08	3/1/08– 8/31/08*
Actual	$1,000	$ 987	$5.99
Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$6.09

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.20% multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

Villere Balanced Fund

Hypothetical Value of $10,000 vs Russell 2000 Index, S&P 500 Index and
Blended 65% S&P 500 Index / 35% Lipper Balanced Index

Average Annual Total Return
Period Year Ended August 31, 2008
1 Year	(9.28)%
5 Year	6.08%
Since Inception (9/30/99)	6.86%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 30, 1999 (the Fund’s "inception"), and is not intended to imply any future performance.  Investment returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.  Assumes reinvestment of dividends and capital gains.

As of 8/31/08 the Russell 2000 Index returned (5.48)%, 9.55%, and 7.68% for the one-year, five-year, and since inception periods, respectively.

As of 8/31/08 the S&P 500 Index returned (11.14)%, 6.92%, and 1.69% for the one-year, five-year, and since inception periods, respectively.

As of 8/31/08 the Blended 65% S&P 500 Index/35% Lipper Balanced Index returned (2.66)%, 7.78% and 7.63% for the one-year, five-year, and since inception periods, respectively.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.villere.com or calling (866) 209-1129.

The S&P 500 Index is a broad market-weighted average of U.S. Blue Chip companies.  The S&P 500 Index is unmanaged and returns include reinvested dividends.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.  The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index.  It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.  The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.  The Lipper Balanced Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Balanced Fund category.  It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses.  One cannot invest directly in an index.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2008

Shares		Value
COMMON STOCKS: 69.2%

Aerospace & Defense: 2.1%
70,000	AAR Corp.*	$1,110,900

Biotechnology: 5.5%
115,000	Luminex Corp.*	2,931,350

Chemicals: 5.4%
108,000	American
	Vanguard Corp.	1,602,720
75,000	Zoltek Cos, Inc.*	1,277,250
		2,879,970
Commercial Banks: 8.4%
70,100	Bank of the
	Ozarks, Inc.	1,568,137
136,000	First State Bancorp.	776,560
44,000	Hancock
	Holding Co.	2,158,200
		4,502,897
Diversified Financial
Services: 3.0%
41,000	J.P. Morgan
	Chase & Co.	1,578,090

Energy Equipment
& Services: 9.3%
136,300	ION Geophysical
	Corp.*	2,197,156
72,000	PHI, Inc.*[1]	2,765,520
		4,962,676
Health Care Providers
& Services: 4.9%
48,200	Quest
	Diagnostics, Inc.	2,605,210

Internet Software
& Services: 3.8%
295,500	NIC, Inc.	2,044,860

IT Services: 3.4%
95,000	Euronet
	Worldwide, Inc.*	1,785,050

Machinery: 4.3%
185,350	3D Systems Corp.*	2,264,977

Oil & Gas: 3.3%
98,500	Delta
	Petroleum Corp.*	1,769,060

Oil & Gas Exploration: 4.8%
60,000	Gulf Island
	Fabrication, Inc.	2,584,200

Software: 2.9%
138,500	EPIQ Systems, Inc.*	1,563,665

Specialty Retail: 8.1%
126,500	Cabela’s, Inc. -
	Class A*	1,549,625
82,800	Collective
	Brands, Inc.*	1,202,256
54,700	O’Reilly
	Automotive, Inc.*	1,592,864
		4,344,745
TOTAL COMMON STOCKS
(Cost $35,240,127)		36,927,650

Principal
Amount
CORPORATE BONDS: 27.2%

Aerospace & Defense: 0.6%
	General Dynamics
	Corp., 5.375%,
$300,000	08/15/2015	312,609

Capital Markets: 0.8%
	Goldman Sachs
	Group, Inc.
	6.875%,
200,000	01/15/2011	207,648
	Merrill Lynch &
	Co., Inc., 6.875%,
250,000	11/15/2018	230,194
		437,842
Chemicals: 1.9%
	Du Pont E.I. De
	Nemours & Co.,
	4.750%,
1,000,000	11/15/2012	1,003,897

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2008, Continued

Principal
Amount		Value
CORPORATE BONDS: 27.2%, Continued

Commercial Banks: 1.6%
	BB&T Corp.
	4.900%,
$1,000,000	06/30/2017	$843,944

Commercial Services
& Supplies: 1.7%
	International Lease
	Finance Corp.,
	5.875%,
1,000,000	05/01/2013	880,049

Computers &
Peripherals: 0.5%
	International
	Business Machines
	Corp., 4.750%,
250,000	11/29/2012	256,784

Diversified Financial
Services: 4.8%
	CIT Group, Inc.
	5.000%,
2,000,000	02/01/2015	1,409,910
	Countrywide Home
	Loans, Inc.,
750,000	4.000%,
	03/22/2011	672,275
	JPMorgan Chase
	& Co., 4.875%,
500,000	03/15/2014	480,446
		2,562,631
Diversified Telecommunication
Services: 0.8%
	AT&T Corp.,
	6.000%,
415,000	03/15/2009	419,554

Energy Equipment
& Services: 1.4%
	PHI, Inc.
	7.125%,
800,000	04/15/2013	757,000

Food: 0.9%
	McCormick & Co.,
	Inc., 3.350%,
500,000	04/15/2009	501,223

Food Products: 0.7%
	Kraft Foods, Inc.
	5.250%,
400,000	10/01/2013	396,709

Holding & Other
Investment Offices: 2.9%
	Colonial Bank
	6.375%,
2,033,000	12/01/2015	1,527,800

Household Durables: 2.8%
	Leggett & Platt, Inc.
	4.650%,
1,500,000	11/15/2014	1,485,120

Household Products: 0.8%
	Procter & Gamble
	Co., 3.500%,
450,000	12/15/2008	450,821

Insurance: 1.4%
	Prudential Financial,
	Inc., 5.000%,
750,000	01/15/2013	761,170

Road & Rail: 0.2%
	CSX Transportation,
	Inc., 7.770%,
125,000	04/01/2010	131,569

Specialty Retail: 3.4%
	The Home Depot,
	Inc., 5.400%,
2,000,000	03/01/2016	1,812,384

TOTAL CORPORATE BONDS
(Cost $16,099,208)		14,541,106

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2008, Continued

Shares	Value
SHORT-TERM INVESTMENT: 3.4%
1,816,544	Federated Cash Trust
Money Market	$1,816,544
TOTAL SHORT-TERM
INVESTMENT
(Cost $1,816,544)	1,816,544
TOTAL INVESTMENTS: 99.8%
(Cost $53,155,879)	53,285,300
Other Assets in Excess
of Liabilities: 0.2%	83,762
TOTAL NET
ASSETS: 100.0%	$53,369,062

*	Non income producing security.
[1]	Security is considered illiquid. As of August 31, 2008, the value of this investment was $2,765,520 or 5.18% of total net assets. See Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENT OF ASSETS AND LIABILITIES at August 31, 2008

ASSETS
Investments in securities, at value
(cost $53,155,879) (Note 2)	$53,285,300
Receivables:
Fund shares sold	39
Interest	255,955
Prepaid expenses	16,055
Total assets	53,557,349

LIABILITIES
Payables:
Fund shares redeemed	105,042
Investment advisory fees	33,819
Administration fees	6,771
Custody fees	2,095
Fund accounting fees	5,504
Transfer agent fees	4,185
Chief compliance officer fees	934
Other accrued expenses	29,937
Total liabilities	188,287
NET ASSETS	$53,369,062

Net asset value, offering price and redemption price
per share ($53,369,062/ 3,755,913 shares outstanding;
unlimited number of shares authorized without par value)	$14.21

COMPONENTS OF NET ASSETS
Paid-in capital	52,163,263
Undistributed net investment income	452,642
Accumulated net realized gain on investments	623,736
Net unrealized appreciation on investments	129,421
Net assets	$53,369,062

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENT OF OPERATIONS For the Year Ended August 31, 2008

INVESTMENT INCOME
Dividends	$310,936
Interest	1,013,587
Total investment income	1,324,523

EXPENSES (Note 3)
Investment advisory fees	432,288
Administration fees	86,538
Fund accounting fees	32,716
Registration fees	28,241
Transfer agent fees	23,133
Audit fees	18,199
Legal fees	17,522
Reports to shareholders	17,522
Custody fees	11,602
Trustee fees	7,684
Chief compliance officer fees	5,877
Miscellaneous expense	5,454
Insurance expense	1,689
Total expenses	688,465
Net investment income	636,058

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	774,837
Change in net unrealized appreciation on investments	(7,023,660)
Net realized and unrealized loss on investments	(6,248,823)
Net decrease in net assets resulting from operations	$(5,612,765)

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2008	August 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$636,058	$985,525
Net realized gain on investments	774,837	2,575,087
Change in net unrealized appreciation
(depreciation) on investments	(7,023,660)	1,518,167
Net increase (decrease) in net assets
resulting from operations	(5,612,765)	5,078,779

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(968,234)	(501,187)
From net realized gain	(2,051,327)	(1,010,012)
Total distributions to shareholders	(3,019,561)	(1,511,199)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares (a)	99,992	(4,560,564)
Total decrease in net assets	(8,532,334)	(992,984)

NET ASSETS
Beginning of year	61,901,396	62,894,380
End of year	$53,369,062	$61,901,396

Undistributed net investment income	$452,642	$784,823

(a)   Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	August 31, 2008		August 31, 2007
	Shares	Value	Shares	Value
Shares sold	361,995	$5,436,896	918,379	$14,931,528
Shares issued
in reinvestment
of distributions	196,560	2,989,672	93,262	1,493,129
Shares redeemed	(551,725)	(8,326,576)	(1,275,024)	(20,985,221)
Net increase (decrease)	6,830	$99,992	(263,383)	$(4,560,564)

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended August 31,
	2008	2007	2006	2005	2004
Net asset value,
beginning of year	$16.51	$15.67	$16.29	$13.58	$12.10

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.17	0.26	0.11	0.04	0.03
Net realized and unrealized
gain (loss) on investments	(1.65)	0.95	(0.09)	2.92	1.48
Total from
investment operations	(1.48)	1.21	0.02	2.96	1.51

LESS DISTRIBUTIONS:
From net
investment income	(0.26)	(0.12)	(0.07)	(0.03)	(0.03)
From net realized gain	(0.56)	(0.25)	(0.57)	(0.22)	—
Total distributions	(0.82)	(0.37)	(0.64)	(0.25)	(0.03)
Net asset value, end of year	$14.21	$16.51	$15.67	$16.29	$13.58

Total return	(9.28)%	7.81%	0.18%	21.90%	12.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end
of year (millions)	$53.4	$61.9	$62.9	$48.6	$25.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.19%	1.16%	1.22%	1.27%	1.45%
After fees absorbed
or recouped	1.19%	1.16%	1.25%	1.50%	1.50%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.10%	1.49%	0.84%	0.54%	0.30%
After fees absorbed
or recouped	1.10%	1.49%	0.81%	0.31%	0.25%

Portfolio turnover rate	21%	27%	27%	30%	20%

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2008

NOTE 1 – ORGANIZATION

The Villere Balanced Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company.  The Fund commenced operations on September 30, 1999.

The investment objective of the Fund is to seek long-term capital growth, consistent with preservation of capital and balanced by current income.  The Fund seeks to achieve its objective by investing in a combination of equity securities and high quality fixed income obligations.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® ("NASDAQ"), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price ("NOCP").  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2008, Continued

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is "fair valued," consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of August 31, 2008, the Fund did not hold any fair valued securities.

B.
Federal Income Taxes. The Fund has elected to be taxed as "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

C.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a first-in, first-out basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2008, Continued

effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

G.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

H.
Illiquid Securities.  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund.  Illiquid securities may be valued under methods approved by the funds’ board of directors as reflecting fair value.  Each Fund intends to invest no more than 15% of its net assets in illiquid securities.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2008, Continued

At August 31, 2008, the Villere Balanced Fund had investments in illiquid securities with a total value of $2,765,520 or 5.18% of total net assets.

	Shares	Dates Acquired	Cost Basis
PHI, Inc.	72,000	5/02-7/06	$1,936,104

I.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the fiscal year ended August 31, 2008, undistributed net investment income was decreased by $5, accumulated realized gain was increased by $5.

J.
New Accounting Pronouncement. On February 29, 2008, the Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes".  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken of future returns.  These positions must meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the "more likely-than-not" threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Fund include Federal and the states of California and Massachusetts.  As of August 31, 2008, open Federal, California and Massachusetts tax years include the tax years ended August 31, 2005 through August 31, 2008.  The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2008, Continued

for the fiscal year-end August 31, 2008.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund believes adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.  Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

St. Denis J. Villere & Company, LLC (the "Adviser") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement").  Under the Agreement, the Adviser furnishes all investment advice, office space, facilities and most of the personnel needed by the Fund.  As compensation for its services, the Adviser is entitled to receive a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund.  For the year ended August 31, 2008, the Fund incurred $432,288 in advisory fees.

U.S. Bancorp Fund Services, LLC ("USBFS"), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the "Administrator") and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2008, Continued

returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the year ended August 31, 2008, the Administrator received a monthly fee at the following annual rate:

First $100 million	0.15% of average daily net assets
Next $50 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets
$30,000 minimum

For the year ended August 31, 2008, the Fund incurred $86,538 in administration fees.  The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.  For the year ended August 31, 2008, the Fund was allocated $5,877 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the "Distributor") serves as principal underwriter for shares of the Fund and acts as the Fund’s distributor in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as the Fund’s custodian (the "Custodian").  Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended August 31, 2008, the cost of purchases and proceeds from the sales of securities, excluding short-term investments, were $11,758,961 and $13,717,830, respectively.

For the year ended August 31, 2008, there were no purchases or sales of U.S. Government obligations.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2008 and 2007 for the Fund was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$ 968,234	$ 501,187
Long-term capital gain	$2,051,327	$1,010,012

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2008, Continued

As of August 31, 2008, the components of distributable earnings (losses) on a tax basis were as follows:

Cost of investments	$53,155,879
Gross tax unrealized appreciation	8,076,116
Gross tax unrealized depreciation	(7,946,695)
Net tax unrealized appreciation	129,421
Undistributed ordinary income	452,642
Undistributed long-term capital gain	623,736
Total distributable earnings	1,076,378
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$1,205,799

Villere Balanced Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Villere Balanced Fund and
The Board of Trustees of
Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of the Villere Balanced Fund, a series of shares of Professionally Managed Portfolios, including the schedule of investments, as of August 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of the Trust’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of August 31, 2008 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Villere Balanced Fund as of August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended  and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, PA
October 27, 2008

Villere Balanced Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the "Board").  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent.  The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to general supervision by the Board.

The current Trustees and executive officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below.  Unless noted otherwise, each person has held the position listed for a minimum of five years.

Number of
		Term		Portfolios
		of Office		in Fund
Name,	Position	and Length	Principal	Complex(2)	Other
Address	with the	of Time	Occupation During	Overseen	Directorships
and Age	Trust(1)	Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	President, Talon	1	Trustee,
(born 1943)	and	Term;	Industries, Inc.		Allegiant
2020 E. Financial Way	Trustee	Since	(administrative,		Funds.
Suite 100		May 1991.	management and business
Glendora, CA 91741			consulting); formerly,
Executive Vice President
and Chief Operating
Officer, Integrated Asset
Management (investment
adviser and manager) and
formerly, President, Value
Line, Inc. (investment
advisory and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	1	The Dana
(born 1939)		Term;	formerly, Chief Executive		Foundation;
2020 E. Financial Way		Since	Officer, Rockefeller Trust		The
Suite 100		May 1991.	Co., (prior thereto Senior		University of
Glendora, CA 91741			Vice President), and		Virginia Law
			Managing Director,		School
			Rockefeller & Co.		Foundation.
(Investment Manager and
Financial Advisor); formerly,
Senior Vice President,
Norton Simon, Inc.

Villere Balanced Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
		Term		Portfolios
		of Office		in Fund
Name,	Position	and Length	Principal	Complex(2)	Other
Address	with the	of Time	Occupation During	Overseen	Directorships
and Age	Trust(1)	Served	Past Five Years	by Trustees	Held

Carl A. Froebel	Trustee	Indefinite	Owner, Golf	1	None.
(born 1938)		Term;	Adventures, LLC,
2020 E. Financial Way		Since	(Vacation Services);
Suite 100		May 1991.	formerly, President
Glendora, CA 91741			and Founder, National
Investor Data Services,
Inc. (investment related
computer software).

Steven J. Paggioli	Trustee	Indefinite	Consultant since	1	Trustee,
(born 1950)		Term;	July 2001; formerly,		Managers
2020 E. Financial Way		Since	Executive Vice President,		Funds;
Suite 100		May 1991.	Investment Company		Trustee,
Glendora, CA 91741			Administration, LLC		Managers
			("ICA") (mutual fund		AMG Funds.
administrator).

Officers of the Trust

Robert M. Slotky	President	Indefinite	Senior Vice	Not	Not
(born 1947)		Term;	President, U.S.	Applicable	Applicable.
2020 E. Financial Way		Since	Bancorp Fund
Suite 100		Aug. 2002.	Services, LLC
Glendora, CA 91741	Chief	Indefinite	since July 2001.
	Compliance	Term;
	Officer	Since
Sept. 2004
	Anti-Money	Indefinite
	Laundering	Term;
	Officer	Since
Dec. 2005.

Villere Balanced Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
		Term		Portfolios
		of Office		in Fund
Name,	Position	and Length	Principal	Complex(2)	Other
Address	with the	of Time	Occupation During	Overseen	Directorships
and Age	Trust(1)	Served	Past Five Years	by Trustees	Held

Eric W. Falkeis	Treasurer	Indefinite	Chief Financial	Not	Not
(born 1973)		Term;	Officer, U.S.	Applicable	Applicable.
615 East Michigan St.		Since	Bancorp Fund
Milwaukee, WI 53202		August	Services, LLC,
		2002.	since April 2006;
Vice President, U.S.
Bancorp Fund
Services, LLC since
1997; formerly, Chief
Financial Officer,
Quasar Distributors,
LLC (2000-2003).

Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable	Applicable.
2020 E. Financial Way		Since	Officer, U.S.
Suite 100		February	Bancorp Fund
Glendora, CA 91741		2008.	Services, LLC, since
July 2007; formerly,
Vice President and
Senior Counsel,
Wells Fargo Funds
Management, LLC
(2004-2007), formerly,
Vice President and
Legal Compliance
Officer, U.S. Bancorp
Fund Services, LLC
(1998-2004).

(1)	The Trustees of the Trust are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term "Fund Complex" applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.

Villere Balanced Fund

FEDERAL TAX INFORMATION (Unaudited)

The Fund designates 59% of the dividends declared from net investment income during the fiscal year ended August 31, 2008 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the fiscal year ended August 31, 2008 59% of the ordinary distributions paid by the Fund, qualify for the dividend received deduction available to corporate shareholders.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 209-1129 or by accessing the Fund’s website at www.villere.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 209-1129 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (866) 209-1129.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Fund’s schedule of portfolio holdings is posted on its website at www.villere.com within ten business days after the calendar quarter end.

Villere Balanced Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 14, 2008, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreement with St. Denis J. Villere & Company, LLC (the "Advisor") for another annual term.  At this meeting and at a prior meeting held on June 23, 2008, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  In addition, the Board engaged an independent third party consulting firm to review the nature and quality of the information presented to the Board.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, the Advisor’s disaster recovery plan, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.	The Fund’s historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio

Villere Balanced Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

The Board noted that the Fund’s performance was below the median of its peer group for the year-to-date, one- and three-year periods, and that the Fund was the best performing fund for the five-year period.  The Board also noted that the Fund’s one- and three-year performance numbers were ranked in the fourth quartile, and the year-to-date and five-year performance numbers were ranked in the second quartile.  The Board took into account that during the course of the prior year they had met with the Advisor in-person to discuss various performance topics, including its recent performance.  The Board concluded that it was satisfied with the Fund’s long-term performance.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as expense waivers and reimbursements.  The Board determined that the level of advisory fee was generally in line with the fees charged by the Advisor to its other investment management accounts at certain assets levels, notwithstanding the fact that the services and investment strategies applicable to those accounts were substantially different and was not excessive.

The Board noted that the Advisor has agreed to waive its fees or reimburse the Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio for the Fund of 1.50%.  The Board noted, however, that given the growth of the Fund and the corresponding reduction in its expense ratio to 1.20%, this fee waiver and expense reimbursement arrangement was not currently applicable.  The Board noted that, while the Fund’s total expense ratio is somewhat above its peer group median, the expense ratio has come down significantly over time.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized as the assets of the Fund grow.  In this regard, the Board noted that the Fund’s expense ratio has come

Villere Balanced Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

down significantly as the Fund’s assets have grown.  The Board concluded that they would continue to examine this issue to ensure that economies of scale are being shared with the Find as asset levels increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Adviser
St. Denis J. Villere & Company, LLC
601 Poydras Street, Suite 1808
New Orleans, LA 70130-6308

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 209-1129

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY 10022

Villere Balanced Fund
Symbol – VILLX
CUSIP – 742935539

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of [trustees/directors] has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2008	FYE 8/31/2007
Audit Fees	$16,000	$15,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$2,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2008	FYE 12/31/2007
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2008	FYE 12/31/2007
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	“Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.”

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(b)
(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(c)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)*     /s/Robert M. Slotky
                                                  Robert M. Slotky, President

Date     October 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Robert M. Slotky
                                                    Robert M. Slotky, President

Date     October 24, 2008

By (Signature and Title)*     /s/Eric W. Falkeis
                                                  Eric W. Falkeis, Treasurer

Date     October 24, 2008

* Print the name and title of each signing officer under his or her signature.